UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  March 11, 2011

Cloud Peak Energy Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-34547	26-3088162
(Commission File Number)	(IRS Employer Identification No.)

505 S. Gillette Ave.
Gillette, WY	82716
(Address of Principal Executive Offices)	(Zip Code)

(307) 687-6000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On March 11, 2011, the Board of Directors of Cloud Peak Energy Inc. approved Amendment No. 1 (“Amendment”) to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan (“LTIP”). Section 3.6 of the LTIP currently prohibits the repricing of Options (as defined in the LTIP) and Stock Appreciation Rights (as defined in the LTIP) without stockholder approval, as further set forth in Section 3.6. The Amendment amends Section 3.6 to expressly state that the restrictions on repricing of Options and Stock Appreciation Rights also apply to cancellations and exchanges for cash. A copy of the Amendment is filed herewith as Exhibit 10.1 and is incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits. The following exhibit is being filed herewith.

10.1	Amendment No. 1 to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLOUD PEAK ENERGY INC.

	By:	/s/ Amy J. Stefonick
		Name:	Amy J. Stefonick
		Title:	Corporate Secretary

Date: March 14, 2011

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment No. 1 to the Cloud Peak Energy Inc. 2009 Long Term Incentive Plan